                                                                   EXHIBIT 24(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Form S-8 (File No. 333-_____) of our report dated March 9, 2001 relating to the audits of the consolidated financial statements of Universal Automotive Industries, Inc. for the years ended December 31, 2000, 1999 and 1998. We also consent to the reference to our firm under the caption "Experts."

ALTSCHULER, MELVOIN AND GLASSER LLP





Chicago, Illinois
August 9, 2001